UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                             December 5, 2006
               -----------------------------------------------
               Date of Report (date of earliest event reported)


                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                  1-9789             04-2985631
-------------------------------   ------------       --------------
(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number     Identification No.)

           155 Northboro Road Southborough, MA 01772
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        (Address of principal executive offices and zip code)

                            (508) 281-5510
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         (Registrant's telephone number, including area code:)


       ------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Item 2.02. Results of Operations and Financial Condition.

On December 5, 2006, the Registrant issued a press release announcing earnings for the fiscal quarter ended September 30, 2006. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.



Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensation Arrangements with Named Executive Officers
On December 10, 2006, the Compensation Committee of the Board of Directors of Tech/Ops Sevcon, Inc. fixed the annual salary of Matthew Boyle, President and Chief Executive Officer, for 2007 at GBP 142,800 and awarded him an annual bonus for 2006 of GBP 50,636. The Committee also fixed the annual salary of Paul McPartlin, Vice President, Chief Financial Officer and Treasurer of the
Company, at GBP 93,500 and awarded him an annual bonus for 2006 of GBP 23,906.




Item 9.01. Financial Statements and Exhibits.

(c) 	Exhibit

99.1	Press release issued by the registrant on December 5, 2006 is furnished herewith.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Tech/Ops Sevcon, Inc.,  Registrant
December 11, 2006                            /s/ Raymond J. Thibault Jr.
                                            Raymond J. Thibault Jr.
                                            Assistant Treasurer




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